Exhibit 99.5

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The business strategy of SunLink Health Systems, Inc. (“SunLink” or the “Company”) is to focus its efforts on improving internal operations of its existing its pharmacy business and healthcare facilities and on the sale or disposition of its underperforming assets. The Company considers dispositions of facilities and operations based on a variety of factors in addition to under-performance, including asset values, return on investments and competition from existing and potential competitors, capital improvement needs, prevailing reimbursement rates for drugs and medical services under various Federal and state programs (e.g., Medicare and Medicaid) and by private payors, corporate strategy and other corporate objectives. The Company also is considering, subject to available funds, potential healthcare facility upgrades and improvements.

On August 19, 2016, the Company’s Southern Health Corporation of Dahlonega, (“Dahlonega”) d/b/a Chestatee Regional Hospital (“Chestatee”) subsidiary sold substantially all of the assets and certain liabilities of Chestatee Regional Hospital (“Chestatee”) in Dahlonega, Georgia through an Asset Purchase Agreement (“the Agreement”) with Durall Capital Holdings, LLC (“Buyer”) for $15,000,000 subject to adjustment for the book value of certain assets purchased and certain liabilities assumed at the sale date. A portion of the net proceeds will be allotted for the payment of debt and the balance will retained for working capital and general corporate purposes.

As of the June 30, 2015 balance sheet, the total assets sold by Chestatee were approximately 15.87% percent of SunLink’s total assets and, accordingly, constituted the disposition of discontinued operations under ASC 205, Presentation of Financial Statements, and ASC 360, Property, Plant, and Equipment.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of March 31, 2016

(All amounts in thousands)

	Historical SunLink March 31, 2016 As Reported	Pro Forma Adjustments		Pro Forma Results
Current Assets:
Cash and cash equivalents	$3,889	$14,330	(a)	$18,219
Receivables, net	8,463	(1,656)	(b)	6,807
Inventory	3,618	(612)	(b)	3,006
Prepaid expenses and other	2,440	(348)	(b)	2,092

Total Current Assets	18,410	11,714		30,124

Property, plant and equipment, net	21,854	(7,734)	(b)	14,120
Goodwill & Intangible assets	3,192	—		3,192
Other noncurrent assets	1,463	—		1,463

Total Assets	$44,919	$3,980		$48,899

Current Liabilities:
Accounts payable	$4,975	$(1,967)	(b)	$3,008
Accrued payroll and related taxes	3,189	(576)	(b)	2,613
Current maturities of long-term debt	8,123	—		8,123
Other current liabilities	2,769	(75)	(b)	2,694

Total Current Liabilities	19,056	(2,618)		16,438

Long-term debt	3,321	—		3,321
Noncurrent liability for prof. liability risks	1,217	—		1,217
Other long-term liabilities	566	—		566

Shareholders’ Equity:
Common shares	4,722	—		4,722
Additional paid-in capital	13,529	—		13,529
Retained earnings	2,882	6,598	(c)	9,480
Accumulated other comprehensive loss	(374)	—		(374)

Total Shareholders’ Equity	20,759	6,598		27,357

Total Liabilities and Shareholders’ Equity	$44,919	$3,980		$48,899

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of June 30, 2015

(All amounts in thousands)

	Historical
	SunLink
	June 30, 2015	Pro Forma
	As Reported	Adjustments		Pro Forma Results
Current Assets:
Cash and cash equivalents	$5,974	$15,000	(a)	$20,974
Receivables, net	9,625	(1,946)	(b)	7,679
Inventory	3,758	(611)	(b)	3,147
Deferred income tax asset	1,967	(846)	(d)	1,121
Prepaid expenses and other	3,768	(232)	(b)	3,536

Total Current Assets	25,092	11,365		36,457

Property, plant and equipment, net	22,333	(8,090)	(b)	14,243
Goodwill & Intangible assets	3,298	—		3,298
Noncurrent deferred income tax asset	4,885	(592)	(e)	4,293
Other noncurrent assets	1,520	—		1,520

Total Assets	$57,128	$2,683		$59,811

Current Liabilities:
Accounts payable	$4,459	$(1,471)	(c)	$2,988
Accrued payroll and related taxes	3,946	(471)	(b)	3,475
Current maturities of long-term debt	816	—		816
Other current liabilities	1,543	896	(d)	2,439

Total Current Liabilities	10,764	(1,046)		9,718

Long-term debt	11,229	—		11,229
Noncurrent liability for prof. liability risks	894	—		894
Other long-term liabilities	681	—		681

Shareholders’ Equity:
Common shares	4,722	—		4,722
Additional paid-in capital	13,481	—		13,481
Retained earnings	15,731	3,729	(f)	19,460
Accumulated other comprehensive loss	(374)	—		(374)

Total Shareholders’ Equity	33,560	3,729		37,289

Total Liabilities and Shareholders’ Equity	$57,128	$2,683		$59,811

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS AND LOSS

FOR THE NINE MONTHS ENDED MARCH 31, 2016

(Amounts in thousands, except per share amounts)

	Historical
	SunLink
	Nine Months
	Ended
	March 31, 2016	Pro Forma		Pro Forma
	As Reported	Adjustments		Results
Net revenues	$60,729	$(11,357)	(a)	$49,372

Cost of goods sold	15,582	—		15,582
Salaries, wages and benefits	30,787	(6,997)	(a)	23,790
Provision for bad debts of pharmacy segment	429	—		429
Supplies	4,654	(2,168)	(a)	2,486
Purchased Services	3,722	(1,200)	(a)	2,522
Other operating expenses	7,778	(1,545)	(a)	6,233
Rents and leases	945	(363)	(a)	582
Depreciation and amortization	1,778	(422)	(a)	1,356
Electronic Health Records incentives	100	(93)	(a)	7

Operating profit	(5,046)	1,431		(3,615)

Interest expense - net	(637)	—		(637)
Interest income	—	—		—
Gain (Loss) on sale of assets	12	—		12

Earnings (Loss) from Continuing Operations before Income Taxes	(5,671)	1,431		(4,240)

Income tax expense (benefit)	6,852	—		6,852

Earning (Loss) from Continuing Operations	$(12,523)	$1,431		$(11,092)

Earnings (Loss) per Share from Continuing Operations:

Basic	$(1.33)			$(1.17)

Diluted	$(1.33)			$(1.17)

Weighted-average common shares outstanding:

Basic	9,443			9,443

Diluted	9,443			9,443

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS AND LOSS

FOR THE FISCAL YEAR ENDED JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Historical
	SunLink Fiscal Year Ended June 30, 2015 As Reported	Pro Forma Adjustments		Pro Forma Results
Net revenues	$91,833	$(18,086)	(a)	$73,747

Cost of goods sold	21,042	—		21,042
Salaries, wages and benefits	43,127	(9,506)	(a)	33,621
Provision for bad debts of pharmacy segment	363	—		363
Supplies	7,429	(3,063)	(a)	4,366
Purchased Services	5,229	(1,613)	(a)	3,616
Other operating expenses	9,345	(2,690)	(a)	6,655
Rents and leases	1,335	(279)	(a)	1,056
Insurance settlement	(1,000)			(1,000)
Depreciation and amortization	2,479	(642)	(a)	1,837
Electronic Health Records incentives	(50)	21	(a)	(29)

Operating profit	2,534	(314)		2,220

Interest expense - net	(861)	—		(861)
Interest income	—	—		—
Gain (Loss) on sale of assets	21	—		21

Earnings (Loss) from Continuing Operations before Income Taxes	1,694	(314)		1,380

Income tax expense (benefit)	1,020	(129)	(b)	891

Earning (Loss) from Continuing Operations	$674	$(185)		$489

Earnings (Loss) per Share from Continuing Operations:

Basic	$0.07			$0.05

Diluted	$0.07			$0.05

Weighted-average common shares outstanding:

Basic	9,443			9,443

Diluted	9,496			9,496

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS AND LOSS

FOR THE FISCAL YEAR ENDED JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	SunLink Fiscal Year Ended June 30, 2014 As Reported	Pro Forma Adjustments		Pro Forma Results
Net revenues	$91,974	$(18,205)	(a)	$73,769

Cost of goods sold	22,110	—		22,110
Salaries, wages and benefits	42,831	(10,061)	(a)	32,770
Provision for bad debts of pharmacy segment	255	—	(a)	255
Supplies	7,608	(3,372)	(a)	4,236
Purchased Services	5,095	(1,807)	(a)	3,288
Other operating expenses	11,686	(2,544)	(a)	9,142
Rents and leases	1,382	(505)	(a)	877
Depreciation and amortization	3,119	(797)	(a)	2,322
Electronic Health Records incentives	(3,416)	1,142	(a)	(2,274)

Operating loss	1,304	(261)		1,043

Interest expense - net	(944)	—		(944)
Interest income	—	—		—
Gain (Loss) on sale of assets	(41)	—		(41)

Loss from Continuing Operations before Income Taxes	319	(261)		58

Income tax expense (benefit)	652	(91)	(b)	561

Loss from Continuing Operations	$(333)	$(170)		$(503)

Loss per Share from Continuing Operations:

Basic	$(0.04)			$(0.05)

Diluted	$(0.04)			$(0.05)

Weighted-average common shares outstanding:

Basic	9,443			9,443

Diluted	9,456			9,456

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS AND LOSS

FOR THE FISCAL YEAR ENDED JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	SunLink Fiscal Year Ended June 30, 2013 As Reported	Pro Forma Adjustments			Pro Forma Results
Net revenues	$95,119	$(19,944)	(a	)	$75,175

Cost of goods sold	22,363	—			22,363
Salaries, wages and benefits	45,327	(10,711)	(a	)	34,616
Provision for bad debts of pharmacy segment	514	—			514
Supplies	8,105	(3,345)	(a	)	4,760
Purchased Services	5,920	(1,636)	(a	)	4,284
Other operating expenses	12,716	(2,943)	(a	)	9,773
Rents and leases	1,532	(425)	(a	)	1,107
Impairment of goodwill and intangible assets	789	—			789
Depreciation and amortization	3,486	(1,052)	(a	)	2,434
Electronic Health Records incentives	(3,777)	1,312	(a	)	(2,465)

Operating loss	(1,856)	(1,144)			(3,000)

Interest expense - net	(1,533)	(1)	(a	)	(1,534)
Interest income	—	—			—
Gain (Loss) on sale of assets

Loss from Continuing Operations before Income Taxes	(3,389)	(1,145)			(4,534)

Income tax expense (benefit)	(1,521)	(496)	(b	)	(2,017)

Loss from Continuing Operations	$(1,868)	$(649)			$(2,517)

Loss per Share from Continuing Operations:

Basic	$(0.20)				$(0.27)

Diluted	$(0.20)				$(0.27)

Weighted-average common shares outstanding:

Basic	9,445				9,445

Diluted	9,445				9,445

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(All amounts in thousands, except per share amounts)

1.	BASIS OF PRO FORMA PRESENTATION

The business strategy of SunLink Health Systems, Inc. (“SunLink” or the “Company”) is to focus its efforts on improving internal operations of its existing its pharmacy business and healthcare facilities and on the sale or disposition of its underperforming assets. The Company considers dispositions of facilities and operations based on a variety of factors in addition to under-performance, including asset values, return on investments and competition from existing and potential competitors, capital improvement needs, prevailing reimbursement rates for drugs and medical services under various Federal and state programs (e.g., Medicare and Medicaid) and by private payors, corporate strategy and other corporate objectives. The Company also is considering, subject to available funds, potential healthcare facility upgrades and improvements.

On August 19, 2016, the Company’s Southern Health Corporation of Dahlonega, (“Dahlonega”) d/b/a Chestatee Regional Hospital (“Chestatee”) subsidiary sold substantially all of the assets and certain liabilities of Chestatee Regional Hospital (“Chestatee”) in Dahlonega, Georgia through an Asset Purchase Agreement (“the Agreement”) with Durall Capital Holdings, LLC (“Buyer”) for $15,000,000 subject to adjustment for the book value of certain assets purchased and certain liabilities assumed at the sale date. A portion of the net proceeds will be allotted for the payment of debt and the balance will retained for working capital and general corporate purposes.

As of the June 30, 2015 balance sheet, the total assets sold by Chestatee were approximately 15.87% percent of SunLink’s total assets and, accordingly, constituted the disposition of discontinued operations under ASC 205, Presentation of Financial Statements, and ASC 360, Property, Plant, and Equipment.

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(All amounts in thousands, except for per share)

2.	DESCRIPTION OF PROFORMA ADJUSTMENTS TO MARCH 31, 2016 PROFORMA COMBINED BALANCE SHEET:

(a)	Cash proceeds from sale of Chestatee remaining at beginning of year	$15,000
	Payment of expenses of sale accrued at June 30, 2015	(300)
	Payment of income taxes payable accrued at June 30, 2015 on gain on sale of Chestatee	(997)
	Increase cash due to elimination of net loss of Chestatee	627

	Adjustment to Cash		$14,330

(b)	Assets and liability sold or assumed by the buyer:
	Receivables, net		$(1,656)

	Inventory		$(612)

	Prepaid expenses and other		$(348)

	Property, plant and equipment, net		$(7,734)

	Accounts payable		$(1,967)

	Accrued payroll and related taxes		$(576)

	Other current liabilities		$(75)

(c)	Retained earnings:
	Pro forma adjustment fiscal year ended June 30, 2015	$3,729
	Elimination of net loss of Chestatee nine months ended March 31, 2016	1,431
	Reduced income tax expense nine months ended March 31, 2016 due to lower valuation required in period due to change in deferred assets assets from sale of Chestatee	1,438

			$6,598

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(All amounts in thousands, except for per share)

3.	DESCRIPTION OF PROFORMA ADJUSTMENTS TO JUNE 30, 2015 PROFORMA COMBINED BALANCE SHEET:

(a)	Cash proceeds from sale of Chestatee			$15,000

(b)	Assets and liability sold or assumed by the buyer:
	Receivables, net			$(1,946)

	Inventory			$(611)

	Prepaid expenses and other			$(232)

	Property, plant and equipment, net			$(8,090)

	Accrued payroll and related taxes			$(471)

(c)	Accounts payable
	Liability assumed by buyer		$(1,771)
	Expenses of sale		300

	Change in Accounts Payable			$(1,471)

(d)	Other current liabilities:
	Liability assumed by the buyer:		$(101)
	Income tax on gain sale of Chestatee	$2,435
	Current deferred tax asset attributable to Chestatee	(846)
	Non current deferred tax asset attributable to Chestatee	59
	Net operating loss carryforward used to decrease income tax payable	(651)

	Income tax payable on gain on sale		997

	Change in Other Current Liabilities			$896

(d)	Current deferred income tax asset:
	Current deferred tax asset attributable to Chestatee			$(846)

(e)	Noncurrent deferred tax asset:
	Non current deferred tax asset attributable to Chestatee		$59
	Net operating loss carryforward used to decrease income tax payable		(651)

				$(592)

(f)	Retained earnings:
	Pro forma gain on sale of Chestatee
	Cash paid		$15,000
	Assets sold		(10,879)
	Liabilities assumed by buyer		2,343
	Income tax expense payable on gain on sale		(2,435)
	expenses paid for sale transaction		(300)

	Gain on sale after tax			$3,729

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(All amounts in thousands, except for per share)

4.	DESCRIPTION OF PROFORMA ADJUSTMENTS TO PROFORMA STATEMENT OF EARNINGS AND LOSS FOR THE NINE MONTHS ENDED MARCH 31, 2016

(a)	Elimination of results of Chestatee

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(All amounts in thousands, except for per share)

4.	DESCRIPTION OF PROFORMA ADJUSTMENTS TO PROFORMA STATEMENT OF EARNINGS AND LOSS FOR THE FISCAL YEAR ENDED JUNE 30, 2015.

(a)	Elimination of results of Chestatee.

(b)	Adjust tax expense for elimination of Chestatee.

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(All amounts in thousands, except for per share)

5.	DESCRIPTION OF PROFORMA ADJUSTMENTS TO PROFORMA STATEMENT OF EARNINGS AND LOSS FOR THE FISCAL YEAR ENDED JUNE 30, 2014

(a)	Elimination of results of Chestatee.

(b)	Adjust tax expense for elimination of Chestatee.

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(All amounts in thousands, except for per share)

5.	DESCRIPTION OF PROFORMA ADJUSTMENTS TO PROFORMA STATEMENT OF EARNINGS AND LOSS FOR THE FISCAL YEAR ENDED JUNE 30, 2013

(a)	Elimination of results of Chestatee.

(b)	Adjust tax expense for elimination of Chestatee.